CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

Supplement dated February 11, 1997 to the Prospectus dated December 31,
1996

	Effective March 31, 1997 Pilgrim Baxter & Associates, Inc. ("PBA"), a wholly-owned subsidiary of United Asset Management Corporation will cease operating as investment adviser for a portion of the assets of Small Capitalization Growth Investments (the "Portfolio"). The Consulting Group, a division of the Trust's Investment Manager, Smith Barney Mutual Funds Management Inc., had been involved in ongoing discussions with PBA regarding their future relationship with the Trust. In anticipation that the relationship may not continue, the Consulting Group had undertaken a search of possible replacement investment adviser(s) who specialize in the small capitalization discipline. In accordance with the investment advisory agreement between the Trust and PBA, PBA notified the Trust that they will cease acting as investment adviser on March 31, 1997. Once a replacement adviser is selected and approved by the Board of Trustees, the Trust will communicate information to shareholders of this Portfolio regarding this new adviser.

FD            2/97